UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 25, 2020

Sanchez Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1000 Main Street, Suite 3000
Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 783-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner
interests	SNMP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; transfer of listing.

As previously disclosed, on April 3, 2020, Sanchez Midstream Partners LP (the “Partnership”) received notice (the “Notice”) from the NYSE American LLC (the “Exchange”) that the Partnership is below compliance with certain of the Exchange’s continued listing standards as set forth in Part 10 of the NYSE American Company Guide (the “Company Guide”). The Notice stated that the Exchange’s review of the Partnership showed that the Partnership is below compliance with Section 1003(a)(i) of the Company Guide, specifically because the Partnership reported partners’ capital of less than $2,000,000 as of December 31, 2019 and had net losses in two of its three most recent fiscal years.

On May 4, 2020, the Partnership submitted a plan of compliance to the Exchange addressing how it intends to regain compliance with Section 1003(a)(i) of the Company Guide by October 3, 2021. On June 25, 2020, the Partnership received a letter from the Exchange stating that the Partnership’s compliance plan has been accepted and that the Partnership has been granted a plan period through October 3, 2021.

By October 3, 2021, the Partnership must either be in compliance or must have made progress that is consistent with the plan during the plan period. Failure to meet the requirements to regain compliance could result in the initiation of delisting proceedings.

The Partnership’s common units representing limited partner interests in the Partnership will continue to be listed on the Exchange while the Partnership attempts to regain compliance with the listing standards noted above by the targeted completion date of October 3, 20201, subject to the Partnership’s compliance with other continued listing requirements of the Exchange.

Item 8.01Other Events.

On June 29, 2020, the Partnership issued a press release discussing the matters disclosed in Item 3.01 above. A copy of the press release is included herewith as Exhibit 99.1 and the information in the press release is incorporated by reference into this Item 8.01.

In accordance with General Instruction B.2 of Form 8-K, the information provided under this Item 8.01 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit No.	Exhibit

99.1	Press Release, dated June 29, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ MIDSTREAM PARTNERS LP
By: Sanchez Midstream Partners GP LLC, its general partner

Date: June 30, 2020	By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer and Secretary